Exhibit 10.2

EXECUTION VERSION

ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 30, 2024, among NRG Energy, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the 2024-2 New Term Lenders (as defined below) and Citicorp North America, Inc. (“Citi”), as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”), which shall constitute the Eleventh Amendment (this “Eleventh Amendment”) to the Second Amended and Restated Credit Agreement, dated as of June 30, 2016 (as amended by the First Amendment Agreement, dated as of January 24, 2017, the Second Amendment Agreement, dated as of March 21, 2018, the Third Amendment Agreement, dated as of May 7, 2018, the Joinder Agreement, dated as of November 8, 2018, the Fourth Amendment, dated as of May 28, 2019, the Fifth Amendment Agreement, dated as of August 20, 2020, the Sixth Amendment, dated as of February 14, 2023, the Seventh Amendment, dated as of March 13, 2023, the Eighth Amendment, dated as of April 16, 2024, the Ninth Amendment, dated as of April 22, 2024, the Tenth Amendment, dated as of October 30, 2024, and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the Amendment Effective Date (as defined below), the “Credit Agreement”), among, inter alios, the Borrower, the lenders and issuing banks from time to time party thereto, the Administrative Agent and Citi, as collateral agent.

RECITALS

A.            Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement or Amended Credit Agreement (as defined below), as applicable.

B.            The Borrower has requested that the Credit Agreement be amended to (i) establish New Term Loans in an aggregate principal amount equal to $450,000,000, which New Term Loans shall constitute an increase to, and be of the same Class of Term Loans as, the 2024 New Term Loans after giving effect to the Amendment Effective Date and (ii) make certain modifications to the Credit Agreement in connection therewith, in each case, as more fully set forth herein.

C.            By executing and delivering a signature page to this Eleventh Amendment, each of the Administrative Agent, the Collateral Agent and the 2024-2 New Term Lenders (as defined below) will, by the fact of such execution and delivery, be deemed, upon the Amendment Effective Date, to have irrevocably agreed to the terms of this Eleventh Amendment and the Amended Credit Agreement.

D.            (i) The Borrower, the Administrative Agent, the Collateral Agent and the 2024-2 New Term Lenders are willing to amend the Credit Agreement as set forth herein and (ii) the 2024-2 New Term Lenders are willing to provide New Term Commitments and New Term Loans to the Borrower on the Amendment Effective Date, in each case, on the terms, to the extent and subject to the conditions set forth in this Eleventh Amendment and in the Amended Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Article I

amendment TO CREDIT AGREEMENT

Subject to the satisfaction of the conditions set forth in Section 4.1 hereof, effective as of the Amendment Effective Date, the Administrative Agent, the Collateral Agent and the 2024-2 New Term Lenders hereby agree that:

Section 1.1          Amendment to Credit Agreement. The Credit Agreement shall hereby be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in the form attached hereto as Exhibit A (the Credit Agreement, as so amended, the “Amended Credit Agreement”), except that any Schedule, Exhibit or other attachment to the Credit Agreement not amended pursuant to the terms of this Eleventh Agreement or otherwise included as part of Exhibit A hereto shall remain in full force and effect without any amendment or other modification thereto.

Article II

2024-2 New Term Commitments AND 2024-2 New term loans; Administrative Agent Authorization

Section 2.1          2024-2 New Term Commitments and 2024-2 New Term Loans.

(a)           In accordance with Section 2.24 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4.1 hereof, on and as of the Amendment Effective Date, each Person that executes and delivers a signature page to this Eleventh Amendment as a “2024-2 New Term Lender” (each, a “2024-2 New Term Lender” and collectively, the “2024-2 New Term Lenders”) agrees that such 2024-2 New Term Lender shall make available a New Term Commitment under the Amended Credit Agreement in an amount equal to the amount set forth opposite such 2024-2 New Term Lender’s name under the heading “Type of Commitment” attached hereto as Exhibit B (each, a “2024-2 New Term Commitment” and collectively, the “2024-2 New Term Commitments”, and the 2024-2 New Term Commitments, once funded on the Amendment Effective Date, the “2024-2 New Term Loans”).

(b)           In accordance with Section 2.24 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4.1 hereof, on and as of the Amendment Effective Date, each 2024-2 New Term Lender agrees that such 2024-2 New Term Lender shall (A) make a 2024-2 New Term Loan to the Borrower on the Amendment Effective Date in a principal amount equal to its 2024-2 New Term Commitment, and (B) become a “2024-2 New Term Lender”, a “2024 New Term Lender”, a “New Term Lender”, a “Term Lender”, a “Lender” and a “Secured Party”, in each case, holding a “2024-2 New Term Loan”, a “2024 New Term Loan”, a “New Term Loan”, a “Term Loan” and a “Loan” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of, and shall have all rights of, a “2024-2 New Term Lender”, a “2024 New Term Lender”, a “New Term Lender”, a “Term Lender”, a “Lender” and a “Secured Party” thereunder.

(c)           The 2024-2 New Term Commitments established hereby and, when funded on the Amendment Effective Date, the 2024-2 New Term Loans, shall constitute an increase to, and be of the same Class of Term Commitments and Term Loans as, the 2024 New Term Commitments and the 2024 New Term Loans, respectively. Immediately after giving effect to this Eleventh Amendment, the terms, provisions and documentation of the 2024-2 New Term Loans shall be identical to the 2024 New Term Loans existing after giving effect to the Amendment Effective Date (including with respect to call protection, interest rate margins and interest rate floors, but other than with respect to upfront fees, OID or similar fees and as otherwise provided in this Eleventh Amendment and the Amended Credit Agreement). For U.S. federal income tax purposes, the parties hereto intend to treat the 2024-2 New Term Loans as fungible with the existing 2024 New Term Loans.

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(d)           Upon the funding of the 2024-2 New Term Loans by the 2024-2 New Term Lenders on the Amendment Effective Date in accordance with this Eleventh Amendment and the Amended Credit Agreement, (x) the aggregate amount of the 2024-2 New Term Commitments shall be automatically reduced to zero and (y) the aggregate principal amount of the 2024 New Term Loans (including all 2024-2 New Term Loans) outstanding pursuant to the Amended Credit Agreement shall be $1,320,625,000.

(e)           Each of the parties hereto hereby agrees that the Administrative Agent may take any and all actions as may be reasonably necessary to ensure that all 2024-2 New Term Loans, when funded on the Amendment Effective Date, are 2024 New Term Loans for all purposes under the Credit Agreement and the other Loan Documents and are included in each Borrowing of outstanding 2024 New Term Loans on a pro rata basis. This may be accomplished by allocating a portion of each 2024-2 New Term Loan to each outstanding Term SOFR Loan that is a 2024 New Term Loan, on a pro rata basis, even though as a result thereof such 2024-2 New Term Loan may effectively have a shorter Interest Period than the 2024 New Term Loans included in the Borrowing of which such Loans are a part (and notwithstanding any other provision of the Credit Agreement that would prohibit such an initial Interest Period). The 2024-2 New Term Loans shall not accrue interest for any period prior to the Amendment Effective Date and the Borrower shall not be required to pay interest on the 2024-2 New Term Loans pursuant to Section 2.06 of the Credit Agreement for any period prior to the Amendment Effective Date.

(f)            The commitments and undertakings of the 2024-2 New Term Lenders with respect to the 2024-2 New Term Commitments are several and not joint and no such 2024-2 New Term Lenders will be responsible for any other such 2024-2 New Term Lender’s failure to provide 2024-2 New Term Commitments or fund any 2024-2 New Term Loans on the Amendment Effective Date.

(g)           Each 2024-2 New Term Lender represents and warrants that it is sophisticated with respect to decisions to provide assets of the type represented by the 2024-2 New Term Commitments and the 2024-2 New Term Loans provided hereunder and either it, or the Person exercising discretion in making its decision to provide 2024-2 New Term Commitments and 2024-2 New Term Loans, if any, is experienced in providing assets of such type.

(h)           Each 2024-2 New Term Lender party hereto represents and warrants that it has received a copy of the Amended Credit Agreement and the other Loan Documents and has received or has been afforded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.04 of the Amended Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Eleventh Amendment and to provide its 2024-2 New Term Commitment and its 2024-2 New Term Loan as set forth herein and in the Amended Credit Agreement.

Section 2.2          Administrative Agent Authorization. The Borrower and the 2024-2 New Term Lenders authorize the Administrative Agent to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each 2024-2 New Term Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the signature pages of all 2024-2 New Term Lenders and (ii) enter and complete all such amounts, percentages and other information in the Amended Credit Agreement, as appropriate. The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrower under the Amended Credit Agreement, in each case, absent clearly demonstrable error. For the avoidance of doubt, the provisions of Article VIII and Section 9.05 of each of the Credit Agreement and the Amended Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 2.2.

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Article III

REPRESENTATIONS AND WARRANTIES.

Section 3.1          To induce the Administrative Agent, the Collateral Agent and each 2024-2 New Term Lender to enter into this Eleventh Amendment, the Borrower and each Subsidiary Guarantor represent and warrant to the Administrative Agent, the Collateral Agent and each such 2024-2 New Term Lender that, as of the Amendment Effective Date:

(a)  Each of the Borrower and the Subsidiary Guarantors has all requisite power and authority, and the legal right, to enter into this Eleventh Amendment, and to carry out the transactions contemplated by, and perform its obligations under, this Eleventh Amendment, the Amended Credit Agreement and the other Loan Documents.

(b)  This Eleventh Amendment has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor. This Eleventh Amendment and the Amended Credit Agreement (i) constitute the Borrower’s and, with respect to this Eleventh Amendment only, each Subsidiary Guarantor’s legal, valid and binding obligation, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect affecting creditors’ rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and to the discretion of the court before which any proceeding therefor may be brought, (ii) will not violate (A) any applicable provision of any material law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary Guarantor, (B) any order of any Governmental Authority or arbitrator or (C) after giving effect to the transactions contemplated by this Eleventh Amendment, any provision of any indenture or any material agreement or other material instrument to which the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, (iii) after giving effect to the transactions contemplated by this Eleventh Amendment, will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or material agreement or other material instrument and (iv) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Loan Party (other than Liens created under the Security Documents).

(c)  No action, consent or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority is or will be required in connection with this Eleventh Amendment or the Amended Credit Agreement except for (i) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, if any, (ii) recordation of modifications of the Mortgages, if any, (iii) actions specifically described in Section 3.19 of the Credit Agreement or any of the Security Documents, if any, (iv) any immaterial actions, consents, approvals, registrations or filings or (v) such as have been made or obtained and are in full force and effect.

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(d)  The representations and warranties set forth in the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof.

Article IV

CONDITIONS TO EFFECTIVENESS OF THIS ELEVENTH AMENDMENT; CONDITIONS SUBSEQUENT.

Section 4.1          Conditions Precedent. This Eleventh Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied (or waived):

(a)  the Administrative Agent shall have received duly executed and delivered counterparts of this Eleventh Amendment that, when taken together, bear the signatures of the Borrower, all Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the 2024-2 New Term Lenders;

(b)  (i) the representations and warranties set forth in Article III of the Amended Credit Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof, and (ii) at the time of and immediately after giving effect to this Eleventh Amendment on the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;

(c)  the Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date, duly executed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in Section 4.1(b)  above;

(d)  the Administrative Agent shall have received (i) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization; (ii) a certificate of a Responsible Officer of each Loan Party dated as of the Amendment Effective Date and certifying (A) that the by-laws or other similar governing documents, as applicable, of such Loan Party have not been amended or changed since the Fourth Amendment Effective Date, the March 31, 2020 Joinder Agreement or the Sixth Amendment Effective Date, as applicable, other than those changes attached to such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other similar governing body, as applicable, of such Loan Party authorizing the execution, delivery and performance of this Eleventh Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other formation documents of such Loan Party have not been amended since the Fourth Amendment Effective Date, the March 31, 2020 Joinder Agreement or the Sixth Amendment Effective Date, as applicable, other than those changes attached to such certificate and (D) as to the incumbency and specimen signature of each officer executing this Eleventh Amendment or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of a Responsible Officer executing the certificate pursuant to immediately preceding clause (ii) above;

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(e)  [reserved];

(f)  the Administrative Agent shall have received a solvency certificate, dated as of the Amendment Effective Date, from a Financial Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, supporting the conclusions that after giving effect to the transactions contemplated by this Eleventh Amendment, the Borrower will not be insolvent or be rendered insolvent by the Indebtedness incurred in connection therewith, or be left with unreasonably small capital with which to engage in its businesses, or have incurred debts beyond its ability to pay such debts as they mature;

(g)  the Administrative Agent shall have received, on behalf of itself and the 2024-2 New Term Lenders, a written opinion of White & Case LLP, counsel for the Borrower and certain other Subsidiary Guarantors (i) in form and substance reasonably satisfactory to the Administrative Agent, (ii) dated the Amendment Effective Date and (iii) addressed to the Administrative Agent, the Collateral Agent and the 2024-2 New Term Lenders;

(h)  so long as reasonably requested by the Administrative Agent at least five Business Days prior to the Effective Date, the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested by the Administrative Agent or any 2024-2 New Term Lender;

(i)  the Administrative Agent shall have received a Borrowing Request with respect to the 2024-2 New Term Loans by 12:00pm at least one Business Day prior to the Amendment Effective Date; and

(j)  the Lead Arrangers (as defined below) and the Administrative Agent shall have received (i) to the extent invoiced, reimbursement or other payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating thereto, and (ii) any fees or amounts otherwise agreed to in writing.

Section 4.2          Condition Subsequent.

(a)           Within 120 days after the Amendment Effective Date (or such later date as may be acceptable to the Administrative Agent in its reasonable discretion), the applicable Loan Party shall enter into an amendment to any of the Mortgages existing as of the Amendment Effective Date as the Administrative Agent may reasonably request based on the advice of local counsel in the jurisdiction in which the Mortgaged Property subject to such Mortgage is located, in form reasonably acceptable to the Administrative Agent.

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(b)           Within 60 days after the Amendment Effective Date (or such later date as may be acceptable to the Administrative Agent in its reasonable discretion), the Borrower shall use commercially reasonable efforts to deliver, or cause to be delivered, to the Administrative Agent a certificate from the York State Department of Taxation and Finance reflecting the payment of all franchise taxes and the filing of all franchise tax returns by (I) ACE Energy, Inc., (II) Gateway Energy Services Corporation, (III) NRG Curtailment Solutions, Inc. and (IV) XOOM Energy New York, LLC.

Article V

EFFECT OF AMENDED CREDIT AGREEMENT.

Section 5.1          Except as expressly set forth herein or in the Amended Credit Agreement, neither this Eleventh Amendment nor the Amended Credit Agreement shall by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Issuing Banks under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, any Subsidiary Guarantor or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

Section 5.2          On the Amendment Effective Date, the provisions of this Eleventh Amendment and the Amended Credit Agreement will become effective and binding upon, and enforceable against, the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and each Lender. Upon and after the execution of this Eleventh Amendment by each of the parties hereto, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, herein,” “hereinafter,” “hereto,” “hereof” and words of like import referring to the Amended Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

Section 5.3          This Eleventh Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and shall be administered and construed pursuant to the terms of the Amended Credit Agreement.

Article VI

MISCELLANEOUS

Section 6.1          Counterparts. This Eleventh Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Article V. Delivery of an executed signature page to this Eleventh Amendment by electronic transmission (including “.pdf”) shall be as effective as delivery of a manually signed counterpart of this Eleventh Amendment. The words “execution,” “execute”, “signed,” “signature,” “delivery,” and words of like import in or relating to this Eleventh Amendment and any document to be signed in connection with this Eleventh Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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Section 6.2          Applicable Law; Notices; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Waivers. THIS ELEVENTH AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE, PROCEEDING OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS ELEVENTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Sections 9.07, 9.11 and 9.15 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 6.3          Headings. Headings used herein are for convenience of reference only, are not part of this Eleventh Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Eleventh Amendment.

Section 6.4          Reaffirmation. The parties hereto acknowledge and agree that (i) this Eleventh Amendment and any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation or termination of the Guaranteed Obligations of the Borrower and the Subsidiary Guarantors as in effect prior to the Amendment Effective Date and (ii) such Guaranteed Obligations are in all respects continuing (as amended by this Eleventh Amendment) with only the terms thereof being modified to the extent provided in this Eleventh Amendment. Each of the Borrower and the Subsidiary Guarantors hereby consents to the entering into of this Eleventh Amendment and each of the transactions contemplated hereby, confirms its respective guarantees, pledges, grants of security interests, Liens and other obligations, as applicable, under and subject to the terms of the Security Documents to which it is a party and each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Eleventh Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests, Liens and other obligations, and the terms of each of the other Security Documents to which it is a party and each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Guaranteed Obligations, as amended, reaffirmed and modified pursuant to this Eleventh Amendment or any of the transactions contemplated thereby

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Section 6.5          Lead Arrangers. Pursuant to the terms of that certain Second Amended and Restated Engagement Letter, dated as of October 21, 2024 (the “Engagement Letter”) between, among others, the Borrower and Citi (as defined below), the Borrower has appointed each of Citi, Goldman Sachs Bank USA, Mizuho Bank, Ltd., Truist Securities, Inc., Barclays Bank PLC, BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., MUFG Bank, Ltd., BofA Securities, Inc., JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., Sumitomo Mitsui Banking Corporation, Banco Santander, S.A., New York Branch, BMO Capital Markets Corp., Royal Bank of Canada and KeyBanc Capital Markets Inc. to act as a joint lead arranger and joint bookrunner (collectively, the “Lead Arrangers”) with respect to this Eleventh Amendment and the transactions contemplated hereby, in each case, with the rights and privileges afforded to “Lead Arrangers” under and as defined in the Engagement Letter and “Arrangers” under and as defined in Amended Credit Agreement. For the purposes of this Section 6.5, “Citi” shall mean Citigroup Global Markets Inc., Citibank, N.A., Citigroup USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as Citi shall determine to be appropriate to provide the services contemplated the Engagement Letter.

Section 6.6          The Borrower and the Administrative Agent hereby agree that neither the Borrower’s nor the Administrative Agent’s consent shall be required for any assignments of 2024-2 New Term Loans made by Citi (or an affiliate of Citi) as a 2024-2 New Term Loan Lender and/or any Lead Arranger (or affiliate thereof) in connection with the primary syndication of the 2024-2 New Term Loans (to the extent the applicable assignee (or its affiliate) has been identified on a list approved by the Borrower on or prior to the Amendment Effective Date) so long as such assignments are consummated on or prior to the date that is 90 days after the Amendment Effective Date (or such later date as agreed by the Borrower in its sole discretion).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed by their respective officers as of the day and year first above written.

BORROWER:

NRG ENERGY, INC.

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

[Signature Page to Eleventh Amendment to Second Amended and Restated Credit Agreement]

The Guarantors:

ASTORIA GAS TURBINE POWER LLC
DUNKIRK POWER LLC
ENERGY CHOICE SOLUTIONS LLC
HUNTLEY POWER LLC
INDIAN RIVER POWER LLC
NORWALK POWER LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
NRG DISTRIBUTED ENERGY RESOURCES HOLDINGS LLC
NRG ECOKAP HOLDINGS LLC
NRG ENERGY SERVICES GROUP LLC
NRG HQ DG LLC
NRG INTERNATIONAL LLC
NRG RETAIL LLC
NRG ROCKFORD ACQUISITION LLC
NRG WEST COAST LLC
Meriden Gas Turbines LLC
SOMERSET POWER LLC
VIENNA POWER LLC

By:	NRG ENERGY, INC., as Sole Member

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

Ace Energy, Inc.
Allied Home Warranty GP LLC
Allied Warranty LLC
Cabrillo Power I LLC
Cabrillo Power II LLC
Cirro Energy Services, Inc.
Cirro Group, Inc.
Direct Energy Business, LLC
Eastern Sierra Energy Company LLC
El Segundo Power, LLC
El Segundo Power II LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

[Signature Page to Eleventh Amendment to Second Amended and Restated Credit Agreement]

Energy Plus Holdings LLC
Energy Plus Natural Gas LLC
Everything Energy LLC
Forward Home Security, LLC
GCP Funding Company, LLC
Green Mountain Energy Company
Independence Energy Alliance LLC
Independence Energy Group LLC
Independence Energy Natural Gas LLC
Indian River Operations Inc.
NEO Corporation
New Genco GP, LLC
NRG Affiliate Services Inc.
NRG Arthur Kill Operations Inc.
NRG Cabrillo Power Operations Inc.
NRG California Peaker Operations LLC
NRG Controllable Load Services LLC
NRG Curtailment Solutions, Inc.
NRG Dispatch Services LLC
NRG Distributed Generation PR LLC
NRG Dunkirk Operations Inc.
NRG El Segundo Operations Inc.
NRG Generation Holdings Inc.
NRG Home & Business Solutions LLC
NRG Home Services LLC
NRG Home Solutions LLC
NRG Home Solutions Product LLC
NRG Homer City Services LLC
NRG Huntley Operations Inc.
NRG Identity Protect LLC
NRG Mextrans Inc.
NRG Norwalk Harbor Operations Inc.
NRG Portable Power LLC
NRG Protects Inc. (formerly known as Home Warranty of America Inc.)
NRG Saguaro Operations Inc.
NRG Security LLC
NRG SimplySmart Solutions LLC
NRG Texas Gregory LLC
NRG Texas Holding Inc.
NRG Texas LLC
NRG Texas Power LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

[Signature Page to Eleventh Amendment to Second Amended and Restated Credit Agreement]

NRG Warranty Services LLC
NRG Western Affiliate Services Inc.
Reliant Energy Northeast LLC
Reliant Energy Power Supply, LLC
Reliant Energy Retail Holdings, LLC
Reliant Energy Retail Services, LLC
RERH Holdings, LLC
Saguaro Power LLC
SGE Energy Sourcing, LLC
SGE Texas Holdco, LLC
Somerset Operations Inc.
Stream Energy Columbia, LLC
Stream Energy Delaware, LLC
Stream Energy Illinois, LLC
Stream Energy Maryland, LLC
Stream Energy New Jersey, LLC
Stream Energy New York, LLC
Stream Energy Pennsylvania, LLC
Stream Georgia Gas SPE, LLC
Stream Ohio Gas & Electric, LLC
Stream SPE GP, LLC
Texas Genco GP, LLC
Texas Genco Holdings, Inc.
Texas Genco LP, LLC
US Retailers LLC
Vienna Operations Inc.
WCP (Generation) Holdings LLC
West Coast Power LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

[Signature Page to Eleventh Amendment to Second Amended and Restated Credit Agreement]

AWHR America’s Water Heater Rentals, L.L.C.
Bounce Energy, Inc.
NRG Business Marketing LLC
Direct Energy Connected Home US Inc.
Direct Energy GP, LLC
Direct Energy HoldCo GP LLC
Direct Energy Leasing, LLC
Direct Energy Marketing Inc.
Direct Energy Operations, LLC
Direct Energy Services, LLC
Direct Energy US Holdings Inc.
First Choice Power, LLC
Gateway Energy Services Corporation
Home Warranty Holdings Corp.
RSG Holding Corp.

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President

XOOM British Columbia Holdings, LLC
XOOM Energy California, LLC
XOOM Energy Delaware, LLC
XOOM Energy New York, LLC
XOOM Energy Texas, LLC
XOOM Energy Connecticut, LLC
XOOM Energy Georgia, LLC
XOOM Energy Illinois, LLC
XOOM Energy Indiana, LLC
XOOM Energy Kentucky, LLC
XOOM Energy Maine, LLC
XOOM Energy Maryland, LLC
XOOM Energy Massachusetts, LLC
XOOM Energy Michigan, LLC
XOOM Energy New Hampshire, LLC
XOOM Energy New Jersey, LLC
XOOM Energy Ohio, LLC
XOOM Energy Pennsylvania, LLC
XOOM Energy Rhode Island, LLC
XOOM Energy Virginia, LLC
XOOM Energy Washington D.C., LLC
By:	XOOM Energy, LLC, as sole member

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

[Signature Page to Eleventh Amendment to Second Amended and Restated Credit Agreement]

XOOM Ontario Holdings, LLC
XOOM Energy Global Holdings, LLC
XOOM Alberta Holdings, LLC
XOOM ENERGY, LLC
XOOM SOLAR, LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

CPL Retail Energy L.P.
WTU Retail Energy L.P.
By:	Direct Energy HoldCo GP LLC, its General Partner

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President

[Signature Page to Eleventh Amendment to Second Amended and Restated Credit Agreement]

Direct Energy, LP
By:	Direct Energy GP, LLC, its General Partner

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President

TEXAS GENCO SERVICES, LP
By:	New Genco GP, LLC, its General Partner

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

Stream SPE, Ltd.
By:	Stream SPE GP, LLC, its General Partner

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

NRG CONSTRUCTION LLC
NRG ENERGY SERVICES LLC
NRG MAINTENANCE SERVICES LLC
NRG RELIABILITY SOLUTIONS LLC

By:	/s/ Linda Weigand
Name:	Linda Weigand
Title:	Treasurer

ENERGY ALTERNATIVES WHOLESALE, LLC
NRG OPERATING SERVICES, INC.

By:	/s/ Shawnie McBride
Name:	Shawnie McBride
Title:	Vice President

[Signature Page to Eleventh Amendment to Second Amended and Restated Credit Agreement]

CITICORP NORTH AMERICA, INC., as Administrative Agent and as Collateral Agent

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director/Vice President

CITIBANK, N.A., as a 2024-2 New Term Lender

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director/Vice President

[Signature Page to Eleventh Amendment to Second Amended and Restated Credit Agreement]

Exhibit A

Amended Credit Agreement

(see attached)

Exhibit B

Term Commitments

2024-2 New Term Lender	Type of Commitment	Amount
Citibank, N.A.	2024-2 New Term Commitment	$450,000,000
TOTAL	N/A	$450,000,000